                                 PATHNET, INC.
                  SOLICITATION OF CONSENTS FOR $25.00 IN CASH
                         PER $1,000 PRINCIPAL AMOUNT OF
                         12 1/4% SENIOR NOTES DUE 2008

     To Our Clients:

     Enclosed for your consideration is a Prospectus issued by Pathnet Telecommunications, Inc. ("Pathnet Telecom") dated November 22, 1999 (as the same may be amended from time to time, the "Preliminary Prospectus"), and a form of Consent and Letter of Transmittal and instructions thereto (the "Consent and Letter of Transmittal") relating to the solicitation (the "Solicitation") by Pathnet, Inc. ("Pathnet") and Pathnet Telecom of consents (the "Consents") from holders of the 12 1/4% Senior Notes due 2008 of Pathnet (the "Notes") to the following:

          (1) the waiver of Pathnet's obligations under certain provisions of the Indenture, dated as of April 8, 1998 (the "Indenture"), among Pathnet and The Bank of New York, as Trustee ("Trustee"), namely the Change of Control Offer obligation under Section 1010 of the Indenture and the Excess Proceeds Offer obligation under Section 017 of the Indenture, and

          (2) the adoption of a Supplemental Indenture among Pathnet, Pathnet Telecom and the Trustee, pursuant to which (a) Pathnet Telecom will become bound by substantially the same covenants and other obligations as are currently imposed on Pathnet under the Indenture, and (b) transactions between Pathnet and Pathnet Telecom or Pathnet and certain other subsidiaries of Pathnet Telecom will be permitted to the same extent that such transactions are currently permitted between Pathnet and its Restricted Subsidiaries under the Indenture;

     in each case as more fully described under the caption "The Pathnet Senior Noteholder Waivers and Other Proposed Indenture Amendments" in the Preliminary Prospectus.

     As described in, and subject to the terms and conditions of, the Preliminary Prospectus, Pathnet Telecom is offering a guarantee of Pathnet's obligations under the Notes in exchange for the Consents. In addition, upon the terms and subject to the conditions set forth in the Preliminary Prospectus and the Consent and Letter of Transmittal, Pathnet will make a Consent Payment at the rate of $25.00 in cash for each $1,000 principal amount of Notes for which validly delivered and unrevoked Consents have been received by the Depository on or prior to the Initial Expiration Date (as defined below), unless extended (the "Expiration Date").

     Pathnet and Pathnet Telecom intend to cause the execution of a supplemental indenture to accommodate the issuance by Pathnet Telecom of the Guarantees and the addition of Pathnet Telecom to the Indenture on substantially the same terms as Pathnet (the "Proposed Amendments") to occur on the Initial Expiration Date if, as of such date, Requisite Consents have been obtained or, if later, promptly upon obtaining the Requisite Consents. The Initial Expiration Date will be the date that is 10 business days after the effective date of the Registration Statement and Pathnet Telecom will issue a press release confirming the effective date of the Registration Statement and the Initial Expiration Date promptly after the Registration Statement is declared effective by the Securities and Exchange Commission. Pathnet and Pathnet Telecom will deliver to all Holders a copy of the final Prospectus not less than five business days prior to the Initial Expiration Date.

     The term "Record Holder" as used herein shall mean the registered holders of Notes outstanding at the close of business in New York on the date of effectiveness of the Registration Statement (the "Record Date"). The Preliminary Prospectus describes the requested waivers, the Guarantee, the Proposed Amendments and the consent solicitation process.

     The material is being forwarded to you as the beneficial owner of Notes carried by us or our affiliates for your account or benefit but not registered in your name. A delivery of Consents with respect thereto may only be made by us as the registered holder and pursuant to your instructions. Therefore, Pathnet and Pathnet Telecom urge beneficial owners of Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if they wish to deliver Consents in the Solicitation.

     Accordingly, we request instructions as to whether you wish us or our affiliates to deliver Consents with respect to your Notes, pursuant to the terms and conditions set forth in the Preliminary Prospectus and the Consent and Letter of Transmittal. We urge you to read carefully the Preliminary Prospectus and the Consent before instructing us or our affiliates to deliver Consents with respect to your Notes.

     Your instructions to us should be forwarded as promptly as possible in order to permit us or our affiliates to deliver Consents with respect to your Notes on your behalf in accordance with the provisions of the Solicitation. The Solicitation will expire at 5:00 P.M., New York City time, on the Initial Expiration Date, unless extended. Consents delivered pursuant to the Solicitation may be revoked, subject to the procedures described in the Preliminary Prospectus, at any time prior to the Expiration Date.

     Your attention is directed to the following:

1. A consenting holder whose Consent is delivered and not revoked on or prior to the Expiration Date will receive, upon the terms and subject to the conditions in the Prospectus, $25.00 in cash for each $1,000 principal amount of Notes for which a Consent is validly delivered and not revoked.

2. Pathnet's obligation to make Consent Payments is conditioned upon, among other things, (1) receipt by Pathnet, Pathnet Telecom and the Trustee of validly delivered and unrevoked Consents from the Record Holders of at least a majority of the aggregate outstanding principal amount of the Notes outstanding on the Record Date, and (2) execution by the Trustee of a Supplemental Indenture providing for the Proposed Amendments, all of which conditions Pathnet and Pathnet Telecom reserve the right to waive.

     If you wish to have us deliver your Consent to (1) the waiver of Pathnet's Change of Control Offer obligation and the Excess Proceeds Offer obligation in connection with the Contribution and Reorganization Transaction; and (2) the adoption of the Supplemental Indenture and the Proposed Amendments contained therein, please so instruct us by completing, executing and returning to us the instruction form that appears below. The accompanying Consent and Letter of Transmittal is furnished to you for informational purposes only and may not be used by you to deliver Consents with respect to Notes held by us and registered in our name for your account or benefit.

           INSTRUCTIONS

                THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF YOUR LETTER AND THE ENCLOSED MATERIAL REFERRED TO THEREIN RELATING TO THE SOLICITATION OF PATHNET, INC. AND PATHNET TELECOMMUNICATIONS, INC.

                This will instruct you to deliver my Consent to (1) the waiver of Pathnet's Change of Control Offer obligation and the Excess Proceeds Offer obligation in connection with the Contribution and Reorganization Transaction; and (2) the adoption of the Supplemental Indenture and the Proposed Amendments contained therein, with respect to my Notes, pursuant to the terms of and conditions set forth in the Prospectus and the Consent and Letter of Transmittal.

Box 1 / /  Please deliver my Consent to (1) the waiver of Pathnet's Change of
           Control Offer obligation and the Excess Proceeds Offer obligation with respect to the Contribution and Reorganization Transaction; and
           (2) the adoption of a Supplemental Indenture and the Proposed Amendments contained therein, in each case with respect to my Notes. I have identified on a signed schedule attached hereto the principal amount for which Consents regarding such Notes are to be delivered, if I wish to consent with regard to less than all of such Notes.

Box 2 / /  Please do not deliver my Consent to (1) the waiver of Pathnet's
           Change of Control Offer obligation and the Excess Proceeds Offer obligation; and (2) the adoption of the Supplemental Indenture and the Proposed Amendments contained therein.


           Date: ______


                                        ----------------------------------------

                                        ----------------------------------------
                                        Signatures


                                        ----------------------------------------

                                        ----------------------------------------
                                        Please print name(s) here


           UNLESS A SPECIFIC CONTRARY INSTRUCTION IS GIVEN IN A SIGNED SCHEDULE ATTACHED HERETO, YOUR SIGNATURE(S) HEREON SHALL CONSTITUTE AN INSTRUCTION TO US TO CONSENT TO (1) THE WAIVER OF PATHNET'S CHANGE OF CONTROL OFFER OBLIGATION AND THE EXCESS PROCEEDS OFFER OBLIGATION IN CONNECTION WITH THIS CONTRIBUTION AND REORGANIZATION TRANSACTION; AND
           (2) THE ADOPTION OF THE SUPPLEMENTAL INDENTURE AND THE PROPOSED AMENDMENTS CONTAINED THEREIN, IN EACH CASE, WITH RESPECT TO ALL OF YOUR NOTES.

                                  PATHNET, INC.
                            SOLICITATION OF CONSENTS
                 FOR $25.00 IN CASH PER $1,000 PRINCIPAL AMOUNT
                        OF 12-1/4% SENIOR NOTES DUE 2008


 To Securities Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

      Enclosed for your consideration is a Prospectus issued by Pathnet Telecommunications, Inc. ("Pathnet Telecom") dated November 22, 1999 (as the same may be amended from time to time, the "Preliminary Prospectus"), and a form of Consent and Letter of Transmittal and instructions thereto (the "Consent and Letter of Transmittal") relating to the solicitation (the "Solicitation") by Pathnet, Inc. ("Pathnet") and Pathnet Telecom of consents (the "Consents") from holders of the 12-1/4% Senior Notes due 2008 of Pathnet (the "Notes") to the following:

            (1) The waiver of Pathnet's obligations under certain provisions of the Indenture, dated as of April 8, 1998 (the "Indenture"), among Pathnet and The Bank of New York, as Trustee ("Trustee"), namely the Change of Control Offer obligation under Section 1010 of the Indenture and the Excess Proceeds Offer obligation under Section 1017 of the Indenture, and

            (2) The adoption of a Supplemental Indenture among Pathnet, Pathnet Telecom and the Trustee, pursuant to which (a) Pathnet Telecom will become bound by substantially the same covenants and other obligations as are currently imposed on Pathnet under the Indenture, and (b) transactions between Pathnet and Pathnet Telecom or Pathnet and certain other subsidiaries of Pathnet Telecom will be permitted to the same extent that such transactions are currently permitted between Pathnet and its Restricted Subsidiaries under the Indenture;

in each case as more fully described under the caption "The Pathnet Senior Noteholder Waivers and Other Proposed Indenture Amendments" in the Preliminary Prospectus.

      As described in, and subject to the terms and conditions of, the Preliminary Prospectus, Pathnet Telecom is offering a guarantee of Pathnet's obligations under the Notes in exchange for the Consents. In addition, upon the terms and subject to the conditions set forth in the Preliminary Prospectus and the Consent and Letter of Transmittal, Pathnet will make a Consent Payment at the rate of $25.00 in cash for each $1,000 principal amount of Notes for which validly delivered and unrevoked Consents have been received by the Depository on or prior to the Initial Expiration Date (as defined below), unless extended (the "Expiration Date").

            Pathnet and Pathnet Telecom intend to cause the execution of a supplemental indenture to accommodate the issuance by Pathnet Telecom of the Guarantees and the addition of Pathnet Telecom to the Indenture on substantially the same terms as Pathnet (the "Proposed Amendments") to occur on the Initial Expiration Date if, as of such date Requisite Consents have been obtained or, if later, promptly upon obtaining the Requisite Consents. The Initial Expiration Date will be the date that is 10 business days after the effective date of the Registration Statement and Pathnet Telecom will issue a press release confirming the effective date of the Registration Statement and the Initial Expiration Date promptly after the Registration Statement is declared effective by the Securities and Exchange Commission. Pathnet and Pathnet Telecom will deliver to all Holders a copy of the final Prospectus not less than five business days prior to the Initial Expiration Date.

      The term "Record Holder" as used herein shall mean the registered holders of Notes outstanding at the close of business in New York on the date of effectiveness of the Registration Statement (the "Record Date"). The Preliminary Prospectus describes the requested waivers, the Guarantee, the Proposed Amendments and the consent solicitation process.

      We are asking you to contact your clients for whom you hold Notes registered in your name or in the name of your nominee. In addition, we ask you to contact your clients who, to your knowledge, hold Notes registered in their own name. You will be reimbursed by Pathnet and Pathnet Telecom for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients.

   Enclosed is a copy of each of the following documents:

        1.  The Preliminary Prospectus.

        2. A Consent and Letter of Transmittal for your use in connection with the Solicitation relating to the Notes and for the information of your clients.

        3. A form of letter that may be sent to your clients for whose accounts you hold Notes registered in your name or the name of your nominee with space provided for obtaining the clients' instructions with regard to the Solicitation.

        4.  A letter from Richard A. Jalkut to the holders of Notes.

        5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        6.  A return envelope addressed to the Depositary.

   Your prompt action is requested. The Solicitation will expire at 5:00 P.M., New York City time, on the Initial Expiration Date, unless extended. Consents delivered pursuant to the Solicitation may be revoked, subject to the procedures described in the Consent and Letter of Transmittal, at any time prior to the Expiration Date.

   To deliver Consents in the Solicitation, a duly executed and properly completed Consent and Letter of Transmittal or a facsimile thereof, together with a copy of any other required documents, must be received by the Depositary as indicated in the Consent and Letter of Transmittal.

   Additional copies of the enclosed material may be obtained from the Information Agent, by calling MacKenzie Partners, Inc. on (212) 929-5500.

NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF PATHNET, PATHNET TELECOM, THE TRUSTEE, THE SOLICITATION AGENT, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM WITH RESPECT TO THE SOLICITATION, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PRELIMINARY PROSPECTUS OR THE CONSENT AND LETTER OF TRANSMITTAL.


                                          _________________________________
                                          Pathnet, Inc.
                                          Pathnet Telecommunications, Inc.

                        CONSENT AND LETTER OF TRANSMITTAL
                                       FOR
                          12-1/4% SENIOR NOTES DUE 2008
                                       OF
                                  PATHNET, INC.
                            SOLICITATION OF CONSENTS
                 FOR $25.00 IN CASH PER $1,000 PRINCIPAL AMOUNT
                    PURSUANT TO THE PRELIMINARY PROSPECTUS OF
                     PATHNET TELECOMMUNICATIONS, INC., DATED
                               NOVEMBER 22, 1999.


THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THE DATE THAT IS TEN BUSINESS DAYS AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT REFERRED TO BELOW (THE "INITIAL EXPIRATION DATE"), UNLESS EXTENDED (THE "EXPIRATION DATE"). PATHNET, INC. AND PATHNET TELECOMMUNICATIONS, INC. INTEND TO PUBLICLY ANNOUNCE THE PRECISE INITIAL EXPIRATION DATE AFTER THE REGISTRATION STATEMENT IS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION. CONSENTS MAY BE REVOKED AT ANY TIME UNTIL THE EXPIRATION DATE .

                                 The Depositary:
                              The Bank of New York
                          101 Barclay Street, 7th Floor
                            New York, New York 10286

  By Hand/Overnight Courier:           By Facsimile:                   By Mail:
                                      (212) 815-6339
     The Bank of New York                                        The Bank of New York
 101 Barclay Street, 7th Floor                               101 Barclay Street, 7th Floor
   New York, New York 10286        Confirm by Telephone:       New York, New York 10286
   ATTENTION: Reorganization         (212) 815-6331            ATTENTION: Reorganization
 Section, Santino Ginocchitti                                 Section, Santino Ginocchitti


DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      HOLDERS (PARTICIPANTS IN THE DEPOSITARY TRUST COMPANY) WHO WISH TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT PURSUANT TO THE SOLICITATION MUST VALIDLY DELIVER (AND NOT REVOKE) THEIR CONSENTS TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

      THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned is a Record Holder (as defined below) of 12-1/4% Senior Notes (the "Notes") of Pathnet, Inc., a Delaware corporation ("Pathnet"). By execution hereof, the undersigned acknowledges receipt of the Preliminary Prospectus of Pathnet Telecommunications, Inc. ("Pathnet Telecom") dated November 22, 1999 (as may be amended from time to time, the "Preliminary Prospectus"), and of this Consent and Letter of Transmittal and the instructions hereto (the "Consent and Letter of Transmittal"), which together constitute the solicitation by Pathnet and Pathnet Telecom (the "Solicitation"), in connection with the Contribution and Reorganization Transaction described in the Preliminary Prospectus, of consents (the "Consents") from Record Holders of the Notes to:

       (1) the waiver of Pathnet's obligations under certain provisions of the Indenture, dated as of April 8, 1998 (the "Indenture"), among Pathnet and The Bank of New York, as Trustee ("Trustee"), namely the Change of Control Offer obligation under Section 1010 of the Indenture and the Excess Proceeds Offer obligation under Section 1017 of the Indenture, and

       (2) the adoption of a Supplemental Indenture among Pathnet, Pathnet Telecom and the Trustee, pursuant to which (a) Pathnet Telecom will become bound by substantially the same covenants and other obligations as are currently imposed on Pathnet under the Indenture, and (b) transactions between Pathnet and Pathnet Telecom or Pathnet and certain other subsidiaries of Pathnet Telecom will be permitted to the same extent that such transactions are currently permitted between Pathnet and its Restricted Subsidiaries under the Indenture;

      in each case as more fully described under the caption "The Pathnet Senior Noteholder Waivers and Other Proposed Indenture Amendments" in the Preliminary Prospectus.

      As described in, and subject to the terms and conditions of, the Preliminary Prospectus, Pathnet Telecom is offering a guarantee of Pathnet's obligations under the Notes in exchange for the Consents. In addition, subject to the terms and conditions of this Consent and Letter of Transmittal and the Preliminary Prospectus, Holders of Notes who validly deliver (and do not revoke) their Consents to the Depositary prior to the Expiration Date will receive a consent payment of $25 per $1,000 in principal amount of the Notes (the "Consent Payments").

      Pathnet's obligation to make Consent Payments to Record Holders of Notes pursuant to the solicitation is conditioned upon, among other things, (i) receipt by Pathnet and the Trustee of validly delivered and unrevoked Consents from Record Holders of a majority in aggregate principal amount of the Notes outstanding on the Record Date (the "Requisite Consents"); and (ii) execution and delivery by the Trustee of a supplemental indenture providing for the amendments to the Indenture necessary to accommodate the issuance by Pathnet Telecom of the Guarantees and the addition of Pathnet Telecom to the Indenture on substantially the same terms as Pathnet (the "Proposed Amendments"). The Preliminary Prospectus describes the requested waivers, the Proposed Amendments, the form of the guarantees offered by Pathnet Telecom (the "Guarantees") and the solicitation of consents to the adoption of the Supplemental Indenture and the Proposed Amendments contained therein.

      Forms of the Guarantees, the Indenture and the Supplemental Indenture are filed or incorporated by reference as exhibits to the Registration Statement of which the Preliminary Prospectus is a part (Registration No. 333-91469) (the "Registration Statement"). Copies of these documents may be obtained as described in the Preliminary Prospectus under the caption "Where you can find more information" and also from the Depositary at its address set forth above. Pathnet and Pathnet Telecom undertake to deliver to all Holders a copy of the final Prospectus not less than five business days prior to the Initial Expiration Date.

      The Solicitation is made only to Record Holders of Notes. The term "Record Holder" as used herein shall mean the registered holders of Notes outstanding at the close of business in New York on the effective date of the Registration Statement (the "Record Date").

      The undersigned has completed, executed and delivered this Consent to indicate the action the undersigned desires to take with respect to the Solicitation.

      All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Preliminary Prospectus.

      Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Preliminary Prospectus or this Consent and Letter of Transmittal may be directed to the Information Agent. See Instruction 11 herein.

           TABLE FOR USE IF CONSENT RELATES TO LESS THAN THE TOTAL
             PRINCIPAL AMOUNT OF ALL NOTES HELD BY RECORD HOLDER

--------------------------------------------------------------------------------
                              DESCRIPTION OF NOTES
--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF RECORD HOLDER(S)  CERTIFICATE(S) AS TO WHICH CONSENT
    (PLEASE FILL IN, IF BLANK)               IS GIVEN (ATTACH ADDITIONAL LIST,
                                                     IF  NECESSARY)
--------------------------------------------------------------------------------
                                                                    PRINCIPAL
                                                                   AMOUNT AS TO
                                                                      WHICH
                                                                    CONSENTS
                                                                    ARE GIVEN
                                                   AGGREGATE       (MUST BE AN
                                                   PRINCIPAL        INTEGRAL
                                     CERTIFICATE    AMOUNT        MULTIPLE OF
                                     NUMBER(S)*    REPRESENTED      $1,000)*
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

--------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF NOTES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
* If this Consent relates to less than (i) the total principal amount of Notes registered in the name of the Record Holder(s) on the Record Date or (ii) if this Consent is being executed by proxy, the total principal amount of Notes to which such proxy relates, then the Record Holder(s) or proxy, as the case may be, must list the certificate numbers and principal amounts of the Notes as to which this Consent relates. Otherwise, this Consent will be deemed to relate to the total principal amount of Notes registered in the name(s) of such Record Holder(s) on the Record Date or to which such proxy relates, as the case may be.
--------------------------------------------------------------------------------

                    NOTE - SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      By signing and returning this Consent and Letter of Transmittal in accordance with the instructions hereto, the undersigned hereby (1) waives Pathnet's compliance with the Change of Control Offer obligation and the Excess Proceeds Offer obligation (as those terms are described in the Preliminary Prospectus) for the purpose of effecting the Contribution and Reorganization Transaction; and (2) consents to the adoption of the Supplemental Indenture and the Proposed Amendments contained therein. Unless otherwise specified by the undersigned, this Consent relates to the total principal amount of Notes registered in the undersigned's name on the Record Date or, if this consent form is being executed by proxy, the total principal amount of Notes to which such proxy relates. If this Consent relates to less than the total principal amount of Notes registered in the undersigned's name on the Record Date or to which such proxy relates, as the case may be, the undersigned has listed on the table herein the certificate numbers and principal amounts for which this Consent is given.

      The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Trustee, Pathnet and Pathnet Telecom) with respect to this Consent, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to deliver to the Trustee this Consent and Letter of Transmittal as evidence of the undersigned's Consent to (1) waiver of Pathnet's compliance with the Change of Control Offer obligation and the Excess Proceeds Offer obligation in connection with the Contribution and Reorganization Transaction; and (2) the adoption of the Supplemental Indenture and the Proposed Amendments contained therein and as certification that Requisite Consents, duly executed by Record Holders, have been received, in accordance with the terms of and conditions to the Solicitation. The undersigned acknowledges that Pathnet and Pathnet Telecom have nominated the Trustee to receive the Consent on its behalf and that delivery to the Trustee of this Consent will be deemed for the purposes of this consent solicitation to be delivery to the Trustee and to Pathnet and Pathnet Telecom.

      Pathnet and Pathnet Telecom intend to cause the execution of the Supplemental Indenture providing for the Proposed Amendments to occur on the Initial Expiration Date if, as of such date, Requisite Consents have been obtained or, if later, promptly upon obtaining the Requisite Consents. The time and date on which such supplemental indenture is executed is hereinafter referred to as the "Consent Date". Pathnet and Pathnet Telecom undertake to deliver to all Holders a copy of the final Prospectus not less than ten business days prior to the Initial Expiration Date.

      The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides (1) the written waiver of Pathnet's compliance with the Change of Control Offer obligation and the Excess Proceeds Offer obligation as permitted by Section 1019 of the Indenture; and (2) the written consent to the adoption of the Supplemental Indenture and the Proposed Amendments as permitted by Section 902(2) of the Indenture. The undersigned understands that any Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Preliminary Prospectus and this Consent and Letter of Transmittal. The undersigned understands that a revocation of such Consent will not be effective following the time and date on which the supplemental indenture providing for the Proposed Amendments is executed. The undersigned hereby represents and warrants that the undersigned has full power and authority to deliver this Consent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary, Pathnet, Pathnet Telecom, or the Trustee to be necessary or desirable to perfect the undersigned's Consent and to complete the execution of the supplemental indenture to the Indenture reflecting the Proposed Amendments.

      The undersigned understands that delivery of Consents pursuant to any of the procedures described in the Preliminary Prospectus under the caption "Description of the Consent Solicitation Process" and in the instructions hereto and acceptance thereof by Pathnet and Pathnet Telecom will constitute a binding agreement among the undersigned, Pathnet and Pathnet Telecom upon the terms and subject to the conditions of the Solicitation.

      The undersigned understands that deliveries of Consents may be revoked by written notice of revocation received by the Depositary at any time prior to the Expiration Date. Any Record Holder who revokes a Consent prior to the Expiration Date shall not be entitled to receive the Consent Payment, unless such Record Holder subsequently redelivers a valid Consent prior to the Expiration Date.

      The undersigned understands that notice of revocation of a Consent, to be effective, must (i) contain the name of the person who delivered the Consent and the description of the Notes to which it relates, the certificate number or numbers of such Notes and the aggregate principal amount represented thereby,
(ii) be signed by the Registered Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal or be accompanied by evidence, satisfactory to Pathnet, Pathnet Telecom, the Trustee and the Depositary, that the Record Holder of Notes revoking the Consent has succeeded to ownership of the Notes, and (iii), be received by the Depositary at its address set forth herein prior to the Expiration Date. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given.

      All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

      The undersigned acknowledges and agrees that receipt of Consents from the Record Holders (and their proxies) of at least a majority in principal amount of the outstanding Notes, among other things, is required to waive Pathnet's compliance with the Change of Control Offer obligation and the Excess Proceeds Offer obligation and to approve the Proposed Amendments. The waiver of Pathnet's compliance with the Change of Control Offer obligation, the waiver of Pathnet's compliance with the Excess Proceeds Offer obligation, and the Proposed Amendments will become effective on the Consent Date, as described in the Preliminary Prospectus.

      The undersigned further acknowledges and agrees that by executing and delivering this Consent and Letter of Transmittal, the undersigned (1) waives Pathnet's compliance with the Change of Control Offer Obligation and the Excess Proceeds Offer obligation for the purpose of effecting the Contribution and Reorganization Transaction; and (2) consents to the adoption of the Supplemental Indenture and the Proposed Amendments contained therein and that it is not possible for the undersigned to grant such waivers and consents with respect to some but not all of such items.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
           (TO BE COMPLETED BY ALL CONSENTING RECORD HOLDERS (OR PROXY
                               HOLDERS) OF NOTES)

       This Consent and Letter of Transmittal must be signed by the Record Holder(s) of Notes in exactly the same manner as the name(s) appear(s) on the certificate(s) for Notes to which this Consent relates. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit proper evidence satisfactory to Pathnet, Pathnet Telecom and to the Trustee of such person's authority so to act. See Instruction 4 herein.

     If this Consent and Letter of Transmittal is signed by a person other than the Record Holder(s) of the Notes, the Consent and Letter of Transmittal must be accompanied by the proxy substantially in the form attached hereto duly executed by such Record Holders.

  X...........................................................

  X...........................................................
    SIGNATURE(S) OF RECORD HOLDER(S) OR AUTHORIZED SIGNATORY

  Date:........

  Name(s):  ..................................................
            ..................................................
                              (PLEASE PRINT)

  Capacity: ..................................................

  Address:  ..................................................
            ..................................................
                           (INCLUDING ZIP CODE)

  Area Code and Telephone No.: ...............................

           PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
          FORMING PART OF THE TERMS AND CONDITIONS OF THE SOLICITATION

      1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL. To deliver Consents in the Solicitation, a properly completed and duly executed copy or facsimile of this Consent and Letter of Transmittal and a copy of any other documents required by this Consent and Letter of Transmittal must be received by the Depositary at its address set forth herein prior to the Expiration Date. The method of delivery of this Consent and Letter of Transmittal and all other required documents to the Depositary is at the election and risk of Record Holders. If such delivery is by mail, it is suggested that Record Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Depositary at the address listed on the cover. This Consent and Letter of Transmittal should be sent only to the Depositary, not to Pathnet, Pathnet Telecom, the Trustee, the Information Agent or the Solicitation Agent.

      PATHNET AND PATHNET TELECOM INTEND TO CAUSE THE EXECUTION OF A SUPPLEMENTAL INDENTURE PROVIDING FOR THE PROPOSED AMENDMENTS ON THE INITIAL EXPIRATION DATE IF, AS OF SUCH DATE, THE REQUISITE CONSENTS HAVE BEEN OBTAINED OR, IF LATER, PROMPTLY UPON OBTAINING THE REQUISITE CONSENTS. SUCH SUPPLEMENTAL INDENTURE WILL BE BINDING UPON EACH RECORD HOLDER WHETHER OR NOT SUCH RECORD HOLDER GIVES A CONSENT WITH RESPECT THERETO.

      2. CONSENT TO WAIVERS AND PROPOSED AMENDMENTS; REVOCATION OF CONSENT. In accordance with the Preliminary Prospectus, all properly completed and executed Consents and Letters of Transmittal (1) waiving Pathnet's compliance with the Change of Control Offer obligation and the Excess Proceeds Offer obligation and
(2) consenting to the adoption of the Supplemental Indenture and the Proposed Amendments contained therein that are received by the Depositary will be counted as Consents with respect to the waiver of the Change of Control Offer obligation, the waiver of the Excess Proceeds Offer obligation and the adoption of the Supplemental Indenture and the Proposed Amendments contained therein unless the Depositary receives, prior to the Expiration Date, a written notice of revocation of such Consent as described in the Preliminary Prospectus. Consents may be revoked by delivery of a written notice of revocation in accordance with the following procedures. To be effective, a notice of revocation of Consent must (i) contain the name of the person who delivered the Consent and the description of the Notes to which it relates, the certificate number or numbers of such Notes and the aggregate principal amount represented by such Notes, (ii) be signed by the Record Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal or be accompanied by evidence, satisfactory to Pathnet, Pathnet Telecom, the Trustee and the Depositary that the holder of the Notes revoking the Consent has succeeded to the beneficial ownership of the Notes, and (iii) be received prior to the Expiration Date by the Depositary at one of the addresses set forth herein. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given.

      3. PARTIAL CONSENTS. Consents will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If Consents with respect to less than the entire principal amount of Notes registered in the name of the Record Holder are delivered, the Holder must complete the table relating to partial Consents contained herein. The entire principal amount of Notes registered in the name of the Record Holder will be deemed to have consented unless otherwise accurately indicated.

      4. RECORD HOLDERS ENTITLED TO CONSENT. Only a Record Holder (or his or her duly authorized proxy) may deliver a Consent. Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to deliver a Consent should contact such Record Holder promptly and instruct such Record Holder to execute and deliver this Consent on such beneficial owner's behalf.

      5. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL. If this Consent and Letter of Transmittal is signed by the Record Holder(s) of the Notes with respect to which Consents are given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) representing the Notes for which Consents are given without alteration, enlargement or any change whatsoever.

      IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES OTHER THAN THE RECORD HOLDER(S), A VALID PROXY (SUBSTANTIALLY IN THE FORM ATTACHED HERETO) MUST BE OBTAINED FROM SUCH RECORD HOLDER(S).

      If any of the Notes with respect to which this Consent is given are owned by two or more joint Record Holders, all such Record Holders must sign this Consent and Letter of Transmittal. If any Notes with respect to which this Consent is given are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

      If this Consent and Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Pathnet, Pathnet Telecom and the Trustee of their authority so to act must be submitted with this Consent and Letter of Transmittal.

      6. TAXPAYER IDENTIFICATION NUMBER. Each consenting Record Holder is required to provide the Depositary with the Record Holder's correct taxpayer identification number ("TIN"), generally the Record Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Record Holder (or other payee) is not subject to backup withholding. A Record Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Record Holder is subject to backup withholding. Failure to provide the information on the form may subject the consenting Record Holder to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any Consent Payments made to the Record Holder or other payee pursuant to the Solicitation. The box in Part 3 of the form should be checked if the consenting Record Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, thereafter the Depositary will withhold 31% on all Consent Payments to such Record Holder (or other payee) until a TIN is provided to the Depositary.

      7. TRANSFER TAXES. Pathnet will pay all transfer taxes, if any, applicable to the Solicitation of Consents of holders of Notes pursuant to the Solicitation.

      8. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) of deliveries and revocations of Consents will be determined by Pathnet and Pathnet Telecom, in their sole discretion, which determination shall be final and binding. Alternative, conditional or contingent Consents will not be considered valid. Pathnet and Pathnet Telecom reserve the absolute right to reject any or all Consents that are not in proper form or the acceptance of which would, in Pathnet's and Pathnet Telecom's opinion, be unlawful. Pathnet and Pathnet Telecom also reserve the right to waive any defects, irregularities or conditions of delivery as to particular Consents. Pathnet's and Pathnet Telecom's interpretations of the terms and conditions of the Solicitation (including the instructions in this Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with deliveries of Consents must be cured within such time as Pathnet and Pathnet Telecom determine, unless waived by Pathnet and Pathnet Telecom. Deliveries of Consents shall not be deemed to have been made until all defects and irregularities have been waived by Pathnet and Pathnet Telecom or cured. None of Pathnet, Pathnet Telecom, the Trustee, the Depositary, the Information Agent, the Solicitation Agent or any other person will be under any duty to give notice of any defects or irregularities in deliveries of Consents, or will incur any liability to Record Holders for failure to give any such notice.

      RECORD HOLDERS SHOULD USE THIS CONSENT AND LETTER OF TRANSMITTAL TO DELIVER CONSENTS IN THE SOLICITATION.

      9. WAIVER OF CONDITIONS. Pathnet and Pathnet Telecom expressly reserve the absolute right, in their sole discretion, to amend or waive any of the conditions to the Solicitation in the case of any Consents delivered, in whole or in part, at any time and from time to time.

      11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for consenting to the waivers described above and to the Proposed Amendments and requests for assistance or additional copies of the Preliminary Prospectus and this Consent and Letter of Transmittal and any other documents related to the Solicitation may be directed to the Information Agent, whose address and telephone number appear below. Additional information about the Solicitation may be obtained from the Depositary, whose address and telephone number appear below.

                            IMPORTANT TAX INFORMATION

      Under federal tax law, a holder who receives a Consent Payment from Pathnet is required to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and any Consent Payments, made with respect to validly delivered and unrevoked Consents may be subject to backup withholding.

      Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification Taxpayer of Identification Number on Substitute Form W-9" for additional instructions.

      If backup withholding applies, the Depositary is required to withhold 31% of any Consent Payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on any Consent Payments paid to a Record Holder or other payee in connection with the Consent, the holder is required to provide the Depositary with the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

      The holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the Record Holder(s) of the Notes. If the Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                                PAYER'S NAME: [ ]

-----------------------------------------------------------------------------------------------------
SUBSTITUTE               PART 1 - PLEASE PROVIDE YOUR TIN                     ______________________
Form W-9                 IN THE BOX AT RIGHT AND CERTIFY                      Social Security Number
                         BY SIGNING AND DATING BELOW                               OR
                                                                              _______________________
                                                                              Employer Identification
                                                                             Number
                          ---------------------------------------------------------------------------

                          ----------------------------------------------------------------------------
                          PART 2 - Certification - Under Penalties of         PART 3 -
Department of the         Perjury, I certify that:
Treasury Internal                                                             Awaiting TIN [ ]
Revenue Service           (1)   The number shown on this form is my
                              correct Taxpayer Identification Number (or I
Payer's Request for           am waiting for a number to be issued to me)
Taxpayer                      and
Identification Number
(TIN)                     (2)   I am not subject to backup withholding
                              because (a) I am exempt from backup
                              withholding; (b) I have not been notified by
                              the Internal Revenue Service ("IRS") that I
                              am subject to backup withholding as a result
                              of failure to report all interest or
                              dividends, or (c) the IRS has notified me
                              that I am no longer subject to backup
                              withholding.
                          Certificate instructions - You must cross out item
                          (2)in Part 2 above if you have been notified by the
                          IRS that you are subject to backup withholding
                          because of underreporting interest or dividends on
                          your tax return.



                          SIGNATURE                                         DATE
                                    -------------------------------------         -------------
-----------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF THE CONSENT PAYMENTS MADE TO YOU PURSUANT TO THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.


---------------------------------                      ------------------------
       Signature                                                  Date

--------------------------------------------------------------------------------

          The Information Agent for the Offer and the Solicitation is:

                            Mackenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010

                             Telephone: 212 929 5500

                 The Solicitation Agent for the Solicitation is:

                             Lazard Freres & Co. LLC
                              30 Rockerfeller Plaza
                            New York, New York 10020

                             Telephone: 212 632 6000